UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ____________________________________________________________

FORM 8-K
  ____________________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 5, 2026
 Date of Report (date of earliest event reported)

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SHARKNINJA, INC.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-41754	98-1738011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

89 A Street
Needham, MA 02494
(Address of principal executive offices and zip code)

(617) 243-0235
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	SN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2026, Jason Wortendyke was appointed to the Board of Directors (the “Board”) of SharkNinja, Inc. (the “Company”) effective immediately, for a term expiring at the Company’s 2026 annual general meeting, or until his earlier resignation or removal. Mr. Wortendyke was also appointed to serve on the Compensation Committee of the Board (the “Compensation Committee”).

Consistent with the Company’s other non-employee directors, Mr. Wortendyke is eligible to receive an annual cash retainer of $152,000 for his service on the Board, an additional annual cash retainer of $15,000 for his service on the Compensation Committee, and an annual grant of restricted stock units (“RSUs”) on the date of his appointment to the Board having a grant date fair market value equal to $181,342, provided that such annual compensation for Mr. Wortendyke’s first year of service will be prorated for the period beginning on his date of appointment to the Board and ending on the Company’s 2026 annual general meeting. The annual grant of RSUs will vest in full on June 18, 2026, subject to Mr. Wortendyke’s continuous service status through such date.

As it does with all directors and executive officers, the Company will enter into an indemnification agreement with Mr. Wortendyke. The indemnification agreement will require the Company to indemnify Mr. Wortendyke to the fullest extent permissible under Cayman Islands Law. See the Company’s Form of Indemnification Agreement filed with the Securities and Exchange Commission on June 28, 2023 as Exhibit 10.1 to the Company’s Registration Statement on Form F-1.

There is no arrangement or understanding between Mr. Wortendyke and any other person pursuant to which Mr. Wortendyke was selected as a director and there are no related party transactions between the Company and Mr. Wortendyke that are subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued on January 7, 2026, regarding Mr. Wortendyke’s appointment to the Board and Compensation Committee, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Press Release of SharkNinja, Inc. dated January 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARKNINJA, INC.

	By:	/s/ Pedro J. Lopez-Baldrich
Date: January 7, 2026		Name: Pedro J. Lopez-Baldrich
Title: Chief Legal Officer